UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                         APRIL 6, 2006 (MARCH 31, 2006)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                      333-48221                47-0549819
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

        ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 31, 2006, NBC Holdings Corp. ("Holdings"), a Delaware corporation and a parent company of Nebraska Book Company, Inc., a Kansas corporation ("Nebraska Book"), entered into Restricted Stock Purchase Agreements with each of (i) Mark Oppegard, President and Chief Executive Officer of Nebraska Book ("Oppegard"), (ii) Barry Major, Chief Operating Officer of Nebraska Book ("Major"), and (iii) Alan Siemek, Chief Financial Officer of Nebraska Book ("Siemek"), pursuant to which each of the aforementioned officers purchased 1,400 shares of Holdings' common stock (the "Shares"). Each of these Restricted Stock Purchase Agreements is in all respects in accordance with and subject to the terms and conditions of Holdings' 2005 Restricted Stock Plan.

        In connection with their purchase of the Shares, each of (i) Oppegard,
        (ii) Major, and (iii) Siemek also entered into a Stock Repurchase Agreement with Holdings on March 31, 2006. Certain vesting restrictions were imposed on their Shares pursuant to these Stock Repurchase Agreements. In addition, their Shares will be subject to both call rights on behalf of Holdings and put rights on their own behalf once vested pursuant to these Stock Repurchase Agreements.

        On March 31, 2006, Nebraska Book entered into Restricted Stock Plan Special Bonus Agreements with each of (i) Oppegard, (ii) Major, and
        (iii) Siemek, pursuant to which each of the aforementioned officers will receive certain bonus payments if they remain employees of Nebraska Book through September 30, 2010.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

        ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        Michael F. Cronin resigned his position as a director of each of (i) Holdings, (ii) NBC Acquisition Corp., a Delaware corporation and majority owned subsidiary of Holdings, (iii) Nebraska Book, (iv) Specialty Books, Inc., a Delaware corporation and wholly owned subsidiary of Nebraska Book, and (v) NBC Textbooks LLC, a Delaware limited liability company and wholly owned subsidiary of Nebraska Book, effective as of April 1, 2006. Mr. Cronin's resignation is voluntary and does not stem from any disagreement with or action on the part of Nebraska Book or any of its affiliated entities.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

        ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

           10.1 Restricted Stock Purchase Agreement, dated as of March 31, 2006, between Holdings and Oppegard.

           10.2 Restricted Stock Purchase Agreement, dated as of March 31, 2006, between Holdings and Major.

           10.3 Restricted Stock Purchase Agreement, dated as of March 31, 2006, between Holdings and Siemek.

           10.4 Stock Repurchase Agreement, dated as of March 31, 2006, between Holdings and Oppegard.

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           10.5 Stock Repurchase Agreement, dated as of March 31, 2006, between
           Holdings and Major.

           10.6 Stock Repurchase Agreement, dated as of March 31, 2006, between Holdings and Siemek.

           10.7 Restricted Stock Plan Special Bonus Agreement, dated as of March 31, 2006, between Nebraska Book and Oppegard.

           10.8 Restricted Stock Plan Special Bonus Agreement, dated as of March 31, 2006, between Nebraska Book and Major.

           10.9 Restricted Stock Plan Special Bonus Agreement, dated as of March 31, 2006, between Nebraska Book and Siemek.

           10.10 Holdings' 2005 Restricted Stock Plan, adopted September 29, 2005.*

           * Incorporated by reference to Nebraska Book's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

        SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

        This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of
        Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements in this Form 8-K (including the Exhibits hereto) which are not strictly historical statements constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect Nebraska Book's business and financial results are included in Nebraska Book's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2005, which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission's website at http://www.sec.gov. Nebraska Book assumes no obligation to update any forward-looking information contained in this Form 8-K.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEBRASKA BOOK COMPANY, INC.



    Date:  April 6, 2006              /S/  ALAN G. SIEMEK
                                      ------------------------------------------
                                      Alan G. Siemek
                                      Chief Financial Officer, Senior Vice
                                      President of Finance and Administration,
                                      Treasurer and Assistant Secretary




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